Putnam

Small Cap Growth Fund

Summary Prospectus	November 1, 2025

Class A	Class C	Class R	Class R6	Class Y

PNSAX	PNSCX	PSGRX	PLKGX	PSYGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated November 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Effective on January 15, 2025, the fund closed to new investors. The fund is open for purchases and incoming exchanges only by the following categories of investors: (1) existing fund shareholders as of January 15, 2025 who presently hold fund shares (i) in their own name or (ii) as the beneficial owner, in cases where their shares are held of record in another’s name, such as their service agent; (2) employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of the Investment Manager (as defined below) that have entered into agreements with Franklin Distributors, LLC or an affiliate, to the extent the fund was made available to the plan prior to January 15, 2025; (3) current and retired employees of the Investment Manager (including its affiliates) and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, health savings accounts, individual retirement accounts, and other similar tax-advantaged plans offered by the Investment Manager (including its affiliates) solely owned by the foregoing individuals; (4) current and retired directors of Franklin Resources, Inc. or its affiliates; (5) current and retired Trustees of the fund; and (6) any new or existing clients of specified financial intermediaries approved by the Investment Manager (or its affiliates) that make fund shares available through existing arrangements with Franklin Distributors, LLC.

The fund reserves the right to (i) make additional exceptions to those detailed above that, in the Investment Manager’s judgement, do not adversely affect the portfolio managers’ ability to manage the fund’s portfolio and (ii) reject any investment in the fund that the Investment Manager believes will adversely affect the portfolio managers’ ability to manage the fund’s portfolio.

Goal

The fund seeks capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 18 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page 25 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%[1]
Class C	None	1.00%[2]
Class R	None	None
Class R6	None	None
Class Y	None	None

[1]	Applies only to certain redemptions of shares bought with no initial sales charge.

[2]	This charge is eliminated after one year.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.67%	0.25%	0.25%	1.17%
Class C	0.67%	1.00%	0.26%	1.93%
Class R	0.67%	0.50%	0.25%	1.42%
Class R6	0.67%	None	0.09%	0.76%
Class Y	0.67%	None	0.25%	0.92%

[1]

Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the Russell 2000 Growth Index. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.61%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$687	$925	$1,182	$1,915
Class C	$296	$606	$1,042	$2,057
Class C (no redemption)	$196	$606	$1,042	$2,057
Class R	$145	$450	$777	$1,703
Class R6	$78	$243	$423	$944
Class Y	$94	$294	$510	$1,132

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 51%.

Investments, risks, and performance

Investments

The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000® Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2025, the index was composed of companies having market capitalizations of between approximately $32.3 million and $21.3 billion.

The Investment Manager, as defined below, may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. Companies whose stocks the Investment Manager believes are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Small and midsize companies risk: Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager, as defined below, and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for class A shares before sales charges

Best Quarter:	Q2 2020	32.31%
Worst Quarter:	Q4 2018	-20.71%
As of September 30, 2025, the fund’s year-to-date return was 11.38%.

Average annual total returns after sales charges (for periods ended 12/31/24)

Share class	1 year	5 years	10 years
Class A before taxes	15.91%	11.53%	11.36%
Class A after taxes on distributions	15.91%	10.44%	10.73%
Class A after taxes on distributions and sale of fund shares	9.42%	8.99%	9.32%
Class C before taxes	21.07%	12.01%	11.35%
Class R before taxes	22.67%	12.58%	11.74%
Class R6 before taxes*	23.48%	13.30%	12.46%
Class Y before taxes	23.30%	13.14%	12.30%
Russell 3000 Index (no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000 Growth Index (no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%

*

Performance for class R6 shares prior to their inception (6/29/15) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it been adjusted, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class C share performance reflects conversion to class A shares after eight years.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the “Investment Manager”)

Sub-advisors

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Tania Harsono, CFA

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2024.

William Monroe, CFA

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2017.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Effective January 15, 2025, the fund closed to new investors. Please see details located at the beginning of this prospectus.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although the fund reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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